UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒    Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under § 240.14a-12

ALLIANT ENERGY CORPORATION
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

ALLIANT ENERGY CORPORATION

2022 Annual Meeting
Vote by May 18, 2022 10:59 PM CT. For shares held in a Plan, vote by May 16, 2022 10:59 PM CT.

Alliant Energy
Powering Beyond

SHAREOWNER SERVICES
P.O. BOX 14720
MADISON, WI 53708-0720

D67641-P68632

You invested in ALLIANT ENERGY CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareowners meeting to be held on May 19, 2022.**

Get informed before you vote

View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future shareowners meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 19, 2022
9:00 a.m. Central Daylight Time

Virtually at:
www.virtualshareholdermeeting.com/LNT2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareowners meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees for terms ending in 2025:** 1a. N. Joy Falotico	For
1b. John O. Larsen	For
1c. Thomas F. O'Toole	For
2. Advisory vote to approve the compensation of our named executive officers.	For
3. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2022.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D67642-P68632